UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-05992
JAPAN SMALLER CAPITALIZATION FUND, INC.
(Exact name of Registrant as specified in charter)
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Address of Principal Executive Offices)
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019
(Name and Address of Agent for Service)
Registrant’s telephone number, including area code: 1-800-833-0018
Date of fiscal year end:	February 28, 2024

Date of reporting period:	August 31, 2023

Item 1.	Report to Shareholders.

(a)	The Report to Shareholders is attached hereto.

JAPAN
Smaller Capitalization Fund, Inc.
SEMI-ANNUAL REPORT

AUGUST 31, 2023

JAPAN SMALLER CAPITALIZATION FUND, INC.
October 24, 2023
To Our Shareholders:
We present the Semi-Annual Report of Japan Smaller Capitalization Fund, Inc. (the “Fund”) for the six months ended August 31, 2023.
The net asset value (“NAV”) per share of the Fund increased by 9.7% and the closing market price of the Fund (on the New York Stock Exchange) increased by 9.2% for the six months ended August 31, 2023. The closing market price of the Fund on August 31, 2023 was $7.39, representing a discount of 17.1% to the NAV of $8.91. The net assets of the Fund totaled $252,563,640 on August 31, 2023.
The Russell/Nomura Small Cap™ Index, the Fund’s benchmark (“Benchmark”), increased by 7.5% in United States (“U.S.”) dollar terms. During the six months ended August 31, 2023, the Fund outperformed the Benchmark by 2.2% on a NAV basis. The Tokyo Price Index (the “TOPIX”), a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange (the “TSE”), increased by 9.3% and the Nikkei Stock Average Index (“Nikkei”), a price-weighted index of the 225 leading stocks on the TSE, increased by 11.0% in U.S. dollar terms for the six months ended August 31, 2023. The Japanese yen (“Yen”) depreciated by 7.0% against the U.S. dollar during the six months ended August 31, 2023.
For the quarter ended August 31, 2023, the Benchmark increased by 6.3%, the TOPIX increased by 5.1%, and the Nikkei increased by 1.4% in U.S. dollar terms. The NAV of the Fund increased by 7.7% and outperformed the Benchmark by 1.4%. The closing market price of the Fund increased by 3.9% and the Yen depreciated by 4.2% against the U.S. dollar during the quarter ended August 31, 2023.
Investment Strategy
The Fund’s portfolio management team aims to invest in undervalued stocks that offer fundamental strength and potential for improvement. The Fund performs extensive fundamental research to identify companies that have not received much attention from the market despite their excellent business strategies, companies where management has shown signs of change due to internal reforms, and companies where capital efficiency is projected to improve due to changes in their attitude toward shareholder returns. The Fund focuses on companies that are leaders in certain niche markets, companies with large or expanding market shares, and stocks that offer idiosyncratic business growth prospects.
Performance
In terms of the sector allocation strategy for the six months ended August 31, 2023, the overweight position in the Transportation Equipment sector and underweight position in the Services sector generated the largest positive contributions. Sector returns were eroded by the overweight position in the Chemicals sector and the underweight position in the Transportation and Warehousing sector.
Relative performance was positively impacted by Macnica Holdings, Inc. in the Wholesale Trade sector, Shikoku Electric Power Company in the Utilities sector, and Geo Holdings Co., Inc. in the Retail Trade sector. Conversely, relative performance was negatively impacted by Seria Co., Ltd. in the Retail Trade sector, Hi-Lex Corporation in the Transportation Equipment sector, and the Akita Bank, Ltd. in the Banks sector.

Market Review
The Benchmark increased by 14.5% and underperformed the TOPIX index, which increased by 16.3% in local currency terms, for the six months ended August 31, 2023. Japanese equities advanced steadily throughout the six months ended August 31, 2023. The relative strength of the Japanese equity market was in contrast to global equity markets which had been teetering around a possible inflexion point under the weight of prominent bank failures in the U.S. and Europe, the impasse over U.S. Federal debt ceiling negotiations, and the Federal Reserve (“Fed”) Board’s ambiguous statement regarding its next interest rate decision. Moreover, the prospect of increasing investor pressure on corporate governance and shareholder value creation of Japanese companies provided a tailwind for revived investor interest in Japanese stocks.
In March 2023, there were large swings and wide share price performance divergence between sectors. The abrupt collapse of mid-size U.S. lender Silicon Valley Bank, just days after its financial vulnerability had been revealed, sent a shock wave through global financial markets, and caused a domino effect that led Credit Suisse into a hastily arranged forced bailout scheme by Swiss financial authorities. The Japanese equity market was not spared from the turmoil and the index tumbled at one point by almost 7% from its monthly high. Declining long-term interest rates helped to fuel a strong rally in growth stocks while investors appeared to have sought safe havens in technology companies, many of which have strong balance sheets and are thereby relatively immune to the expected tightening of bank lending conditions.
The Japanese equity market extended its gains in April 2023. While concerns lingered regarding the health of regional banks in the U.S., global equity markets were able to stay calm while carefully monitoring the liquidity conditions in the U.S. banking system. The Bank of Japan (“BOJ”) held its first monetary policy meeting under the new governor Kazuo Ueda and largely maintained the existing monetary policy framework and accommodative approach. The Yen’s value fell back again to JPY136/ U.S. dollar or JPY150/ Euro, which was the weakest since late 2014 against the European single currency.
Japanese equities gained 3.62% in May 2023. Japan’s stock market strength was clearly visible, as concerns about a longer interest rate tightening cycle with higher terminal rates, as well as fears of an impasse over negotiations for the U.S. federal fiscal budget debt ceiling weighed on the U.S. and European stock markets. The prospect of increasing investor pressure on corporate governance and shareholder value creation of Japanese companies provided a tailwind for revived investor interest in Japanese stocks. In addition, the technology sector was a shining light in what could have been a somewhat gloomier market environment, as excitement surrounding the advances in generative Artificial Intelligence and a dazzling upgrade to chipmaker NVIDIA’s sales outlook sparked huge rallies among technology stocks.
In June 2023, as the U.S. Congress settled on a pragmatic compromise budget solution and the Fed chose to pause its interest rate hikes at the June Federal Open Market Committee meeting, the heavy clouds over the market dispersed and equity markets resumed an upward trajectory. Large fund inflows into Japanese stocks from international investors continued helping to fuel the market rally.
Japanese equities increased 1.49% in July 2023. Much investor attention was inevitably directed towards the monetary policy meetings of the European Central Bank (“ECB”), the Fed, and the BOJ, all scheduled in the final week of July. Recent economic data in the U.S. suggested that inflationary pressure had begun to ease while economic growth remained resilient, indicating that the interest rate tightening cycle is nearing a peak with little detrimental impact so far on economic growth. An improving chance of an economic soft landing cheered investor sentiment and buoyed equity markets globally. The ECB and Fed delivered their expected 25bps rate hikes, which the market greeted calmly.

The Japanese equity market lacked vigor and traded under water for much of August 2023, but posted a 0.43% gain for the month following a late recovery. The steady release of corporate earnings results for the quarter ended June 2023 turned out to be somewhat more robust than expected during the first half of August. Both revenues and earnings grew steadily and there were more positive than negative surprises, suggesting a favorable inflection point in earnings momentum following a downward trend in previous quarters.
Outlook and Future Strategy
Despite the prospect of the Fed holding interest rates “higher for longer”, we uphold our view that that the U.S. economy can avoid a severe economic slowdown at least for the foreseeable future. While household savings are steadily diminishing now after having supported robust consumer spending so far, the asset effects of rising stock prices and a robust labor market can still provide an economic buffer. On the other hand, some potential downside risk lies in the troubled Chinese economy. At present, we do not expect the financial losses in China’s real estate sector to cascade through defaults in the shadow banking system. Government economic stimulus measures are also expected to support the economy to some extent. However, if the crisis were to develop into a credit crunch for the broader financial sector, there could be a material impact on the closely connected Japanese economy.
Even with mixed signals from overseas, we expect Japan’s economy to achieve higher gross domestic product growth compared to other major developed countries over the next few quarters. There are some specific factors that can drive the Japanese economy, including the recovery in demand from foreign tourists and accelerated capital investments aimed at enhancing productivity. As highlighted by the Cabinet Office's estimate of a positive output gap for the quarter ended June 2023, the first positive reading in nearly four years, the driver of rising inflation in Japan is gradually shifting from supply constraints to a demand-pull situation. If consumer price norms and expectations of Japanese people change and companies gain some ability to raise prices, there is significant room for improvement in the profitability of Japanese companies.
Given the immediate uncertainty in global economic conditions, the TOPIX Price-to-Earnings ratio based on the 12-month forward consensus earnings forecast remains in line with the historical average, at approximately 14 times. From a longer-term perspective, we believe the upside potential of the Japanese equity market is not yet fully recognized. In addition to the resilience of the domestic macro-economy mentioned above, signs of change are also emerging at the individual company level. Prompted by requests from the Tokyo Stock Exchange, increasing numbers of firms are starting to work on improving their capital efficiency. This is likely to go beyond one-time share buyback measures and could extend to actions aimed at addressing balance sheet inefficiencies, such as divesting cross-shareholdings and selling unprofitable businesses, which many companies have so far sidestepped. These macroeconomic and individual company level changes are just beginning, and they are expected to materialize in the future as catalysts for the rise of Japanese equities.
Small cap stocks have been outpaced during the rapid large cap equity rally since April 2023, although we have started to see some signs of improving demand for small caps as the small cap stock index has recently outperformed the TOPIX. We expect this catch-up trend to continue given that smaller companies are forecasted to generate higher recurring profit growth than their large cap counterparts. This expected improvement in profitability will be driven by product or service price increases and the ongoing rebound in the number of international visitors to Japan. Market reforms by the Tokyo Stock Exchange should also provide a tailwind for small cap stocks, especially as they tend to comprise a higher proportion of value stocks whereas large caps are biased towards growth. For example, Sekisui Jushi Corporation, one of our top holdings, announced a large share repurchase plan from its parent company at the end of July 2023, and the share price has performed well since then. Another portfolio holding, Yondenko Corporation, also disclosed a capital efficiency improvement plan and raised its dividend payout ratio from 30% to 40% in August 2023. We expect a growing number of companies to announce such plans towards the end of this fiscal year, and this trend could lead to some revaluation of Japanese small cap stocks. We will select stocks from a wide range of industries, particularly companies that have not received much attention from the market despite their excellent business strategies, companies where management has shown signs of change due to internal reforms, and companies where capital efficiency is projected to improve due to changes in their attitude toward shareholder returns. We aim to generate returns by carefully identifying those undervalued companies via thorough bottom-up research.
The Fund appreciates your continuing support.
Sincerely,

Yuichi Nomoto
President

JAPAN SMALLER CAPITALIZATION FUND, INC.
PERFORMANCE (Unaudited)

ANNUALIZED RETURNS AS OF AUGUST 31, 2023
	6 Months	1 Year	5 Year	10 Year
Net Asset Value(a)	9.7%	19.8%	0.7%	7.1%
Market Price(a)	9.2%	17.8%	(0.0%)	6.4%
Russell/Nomura Small Cap™ Index	7.5%	13.3%	(0.4%)	5.8%
(a)	Reflects the percentage change in share price adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions.
Performance of a $10,000 Investment (as of August 31, 2023)
The graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

DISCLOSURES
Sources: Nomura Asset Management U.S.A. Inc., Nomura Asset Management Co., Ltd., and Bloomberg L.P. Past performance is not indicative of future results. There is a risk of loss.

The NAV price is adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends, ordinary income distributions, and long-term capital gain distributions. The Fund’s performance does not reflect sales commissions.

This material contains the current opinions of the Fund’s manager, which are subject to change without notice. This material should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.

Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Fund’s benchmark should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the Yen/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.

Indices are unmanaged. An index cannot be directly invested into.

Certain information discussed in this report may constitute forward-looking statements within the meaning of the U.S. federal securities laws. The Fund believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions and can give no assurance that the Fund’s expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

The Russell/Nomura Small Cap™ Index represents approximately 15% of the total market capitalization of the Russell/Nomura Total Market™ Index. It measures the performance of the smallest Japanese equity securities in the Russell/Nomura Total Market™ Index. As of August 31, 2023, there are 1,190 securities in the Russell/Nomura Small Cap™ Index.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at 1-800-426-5523 for information concerning their accounts.
PROXY VOTING

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov; and (3) on the website of the Fund at http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof.

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.

Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS

The Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

FUND CERTIFICATIONS

In December 2022, the Fund filed its Principal Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s website at http://www.sec.gov.

SHARE REPURCHASES
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may repurchase shares of its common stock in the open market.
INTERNET WEBSITE
Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund.
The Internet web address is http://www.nomura-asset.com/investment-solutions/ funds/closed-end-funds/jof.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FUND HIGHLIGHTS—AUGUST 31, 2023 (Unaudited)
KEY STATISTICS
Net Assets	$252,563,640
Net Asset Value per Share	$8.91
Market Price	$7.39
Percentage Change in Net Asset Value per Share(a)	9.7%
Percentage Change in Market Price(a)	9.2%
MARKET INDICES
Percentage change in market indices:(a)	YEN	U.S.$
Russell/Nomura Small Cap™ Index	14.5%	7.5%
Tokyo Price Index	16.3%	9.3%
Nikkei Stock Average Index	18.0%	11.0%
(a) From March 1, 2023 through August 31, 2023.
INDUSTRY DIVERSIFICATION
% of Net Assets
Chemicals	15.5
Wholesale Trade	10.7
Retail Trade	9.6
Transportation Equipment	7.3
Construction	7.0
Banks	6.1
Electric Appliances	5.3
Other Products	5.0
Utilities	4.8
Machinery	4.6
Food	4.2
% of Net Assets
Financing Business	3.1
Services	3.1
Pharmaceutical	3.0
Information and Communication	2.8
Iron and Steel	2.8
Metal Products	1.7
Glass and Ceramics Products	1.2
Precision Instruments	1.0
Transportation and Warehousing	0.3
Real Estate	0.0
TEN LARGEST HOLDINGS
Security	% of Net Assets
Shikoku Electric Power Company	3.1
Sakata Inx Corporation	3.1
EXEO Group, Inc.	2.5
Sekisui Jushi Corporation	2.5
Macnica Holdings, Inc.	2.4
Create SD Holdings Co., Ltd.	2.4
Rakuten Bank, Ltd.	2.2
Nichirei Corporation	2.2
Ryoden Corporation	2.1
Nitto Kohki Co., Ltd.	2.1

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2023
(Unaudited)
	Shares	Fair Value
JAPANESE EQUITY SECURITIES

Banks — 6.1%
Daishi Hokuetsu Financial Group, Inc.	119,200	$2,990,945
Rakuten Bank, Ltd.(a)	431,600	5,585,185
The Akita Bank, Ltd.	39,800	503,836
The Keiyo Bank, Ltd.	449,900	1,840,802
The Musashino Bank, Ltd.	125,800	2,283,426
The Nanto Bank, Ltd.	26,600	485,014
The Taiko Bank, Ltd.	195,000	1,650,602
		15,339,810
Chemicals — 15.5%
Adeka Corporation	221,200	4,255,745
C.I. Takiron Corporation	289,400	1,194,037
Fujikura Kasei Co., Ltd.	1,525,500	4,859,314
Fuso Chemical Co., Ltd.	101,800	2,987,643
Moriroku Holdings Company, Ltd.	38,700	585,820
Nichireki Co., Ltd.	146,800	2,100,238
Nippon Soda Co., Ltd.	112,300	4,155,405
Riken Technos Corporation	79,300	391,423
Sakai Chemical Industry Co., Ltd.	147,900	1,995,150
Sakata Inx Corporation	836,500	7,850,173
Sekisui Jushi Corporation	364,500	6,300,834
Shikoku Kasei Holdings Corporation	160,800	1,609,490
Soken Chemical & Engineering Co., Ltd.	70,500	874,565
		39,159,837
Construction — 7.0%
Dai-Dan Co., Ltd.	27,300	559,438
EXEO Group, Inc.	300,100	6,384,580
Kandenko Co., Ltd.	55,100	504,984
MIRAIT ONE Corporation	229,800	3,043,176
The Nippon Road Co., Ltd.	11,400	754,443
Toenec Corporation	77,700	2,160,334
Totetsu Kogyo Co., Ltd.	6,800	128,190
Yondenko Corporation	157,800	2,597,772
Yurtec Corporation	259,700	1,645,578
		17,778,495
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2023
(Unaudited)
	Shares	Fair Value
Electric Appliances — 5.3%
Idec Corporation	112,100	$2,343,354
I-PEX Inc.	61,000	706,045
Koa Corporation	163,400	2,065,145
Mabuchi Motor Co., Ltd.	97,800	2,993,788
Meiko Electronics Co., Ltd.	146,800	3,602,856
Nisshinbo Holdings Inc.	79,600	591,815
Shindengen Electric Manufacturing Co., Ltd.	46,800	997,590
		13,300,593
Financing Business — 3.1%
Credit Saison Co., Ltd.	176,400	2,759,259
Mizuho Leasing Company, Limited	79,200	2,615,261
Ricoh Leasing Company, Ltd.	85,300	2,512,182
		7,886,702
Food — 4.2%
Nichirei Corporation	234,500	5,547,571
S Foods, Inc.	215,200	4,956,551
		10,504,122
Glass and Ceramics Products — 1.2%
Asia Pile Holdings Corporation	292,800	1,332,691
Nichiha Corporation	73,300	1,572,529
		2,905,220
Information and Communication — 2.8%
Future Corporation	336,500	3,596,818
Otsuka Corporation	76,600	3,415,488
		7,012,306
Iron and Steel — 2.8%
Kyoei Steel Ltd.	270,600	3,605,771
Nichia Steel Works, Ltd.	1,574,200	3,371,780
		6,977,551
Machinery — 4.6%
Miura Co., Ltd.	109,800	2,536,484
Nitto Kohki Co., Ltd.	390,800	5,301,348
Shibaura Machine Co., Ltd.	61,000	1,767,206
Sodick Co., Ltd.	249,600	1,178,902
TPR Co., Ltd.	72,200	907,054
		11,690,994
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2023
(Unaudited)
	Shares	Fair Value
Metal Products — 1.7%
Furukawa Electric Co., Ltd.	72,600	$1,248,502
Maruzen Co., Ltd.	86,500	1,205,471
Rinnai Corporation	88,600	1,716,163
		4,170,136
Other Products — 5.0%
Kawai Musical Instruments Manufacturing Co., Ltd.	38,600	899,646
Komatsu Wall Industry Co., Ltd.	66,900	1,348,885
Nishikawa Rubber Co., Ltd.	235,200	2,115,210
Pigeon Corporation	150,600	1,746,222
Snow Peak, Inc.	81,700	885,623
The Pack Corporation	161,900	3,456,623
Yonex Co., Ltd.	218,700	2,113,957
		12,566,166
Pharmaceutical — 3.0%
Nippon Shinyaku Co., Ltd.	99,900	4,388,563
Santen Pharmaceutical Co., Ltd.	335,500	3,119,725
		7,508,288
Precision Instruments — 1.0%
Nakanishi Inc.	99,100	2,496,804
		2,496,804
Retail Trade — 9.6%
ASKUL Corporation	221,400	2,988,174
Create SD Holdings Co., Ltd.	235,700	6,035,499
Geo Holdings Co., Inc.	237,500	4,283,201
Izumi Co., Ltd.	22,400	584,355
JM Holdings Co., Ltd.	255,700	3,329,989
Seria Co., Ltd.	225,900	3,563,781
Takashimaya Co., Ltd.	231,200	3,471,214
		24,256,213
Services — 3.1%
Benefit One Inc.	156,300	1,355,748
Integrated Design & Engineering Holdings Co., Ltd.	21,600	503,429
Nishio Holdings Co., Ltd.	167,100	4,078,128
Step Co., Ltd.	147,100	1,807,634
		7,744,939
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
SCHEDULE OF INVESTMENTS— (Continued)
AUGUST 31, 2023
(Unaudited)
	Shares	Fair Value
Transportation and Warehousing — 0.3%
Trancom Co., Ltd.	16,900	$873,628
		873,628
Transportation Equipment — 7.3%
Hi-Lex Corporation	383,700	3,287,390
Kyokuto Kaihatsu Kogyo Co., Ltd.	206,400	2,570,347
Morita Holdings Corporation	279,400	3,145,684
Nichirin Co., Ltd.	81,100	1,695,325
Nippon Seiki Co., Ltd.	414,000	3,114,983
NOK Corporation	279,100	3,917,344
Tokai Rika Co., Ltd.	49,000	767,302
		18,498,375
Utilities — 4.8%
Kyushu Electric Power Company(a)	664,200	4,385,594
Shikoku Electric Power Company(a)	1,093,600	7,883,019
		12,268,613
Wholesale Trade — 10.7%
Central Automotive Products, Ltd.	84,100	2,032,280
Kanaden Corporation	466,100	4,598,124
Kohsoku Corporation	144,800	2,063,672
Macnica Holdings, Inc.	128,800	6,039,227
Paltac Corporation	153,800	5,071,235
Restar Holdings Corporation	3,800	63,053
Ryoden Corporation	331,100	5,400,704
Sugimoto & Co., Ltd.	125,900	1,977,546
Tachibana Eletech Co., Ltd.	3,500	63,890
		27,309,731
TOTAL INVESTMENTS — 99.1% (cost $252,392,612)		$250,248,523
TOTAL FOREIGN CURRENCY — 0.9% (cost $2,289,438)(b)		$2,295,134
TOTAL INVESTMENTS AND FOREIGN CURRENCY — 100.0% (cost $254,682,050)		$252,543,657
TOTAL OTHER ASSETS AND LIABILITIES — (0.0%)		$19,983
TOTAL NET ASSETS — 100.0%		$252,563,640
(a) Non-income producing security.
(b) Japanese Yen - Interest bearing account.
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2023
(Unaudited)
ASSETS:
Investments in Japanese equity securities, at fair value (cost — $252,392,612)	$250,248,523
Foreign currency, at fair value (cost—$2,289,438)	2,295,134
Receivable for investments sold	1,348,217
Receivable for dividends	452,730
Prepaid expenses	83,270
Cash	30,554
Total Assets	254,458,428

LIABILITIES:
Payable for investments purchased	1,484,490
Accrued management fee	188,125
Accrued audit and tax fees	79,934
Accrued directors’ fees and expenses	8,809
Other accrued expenses	133,430
Total Liabilities	1,894,788

NET ASSETS:
Capital stock (28,333,893 shares of capital stock outstanding, 100,000,000 shares authorized, par value $0.10 each)	2,833,389
Paid-in capital	286,055,217
Total distributable loss	(36,324,966)
Net Assets	$252,563,640
Net asset value per share	$8.91
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 2023
(Unaudited)
INCOME:
Dividend income (net of $351,632 withholding taxes)	$3,164,681
Interest income	2,261
Total Income	3,166,942

EXPENSES:
Management fee	1,091,351
Custodian fee	129,663
Legal fees	115,349
Directors' fees and expenses	107,283
Other expenses	135,295
Total Expenses	1,578,941
INVESTMENT INCOME—NET	1,588,001

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized loss on investments and foreign currency transactions:
Net realized loss on investments	(15,415,757)
Net realized loss on foreign currency transactions	(361,194)
Net realized loss on investments and foreign currency transactions	(15,776,951)
Net change in unrealized appreciation on investments	35,615,643
Net change in unrealized appreciation on foreign currency transactions and translation	1,186,243
Net realized and unrealized gain on investments and foreign currency transactions and translation	21,024,935
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,612,936
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
	For the Six Months Ended August 31, 2023 (Unaudited)	For the Year Ended February 28, 2023
FROM OPERATIONS:
Net investment income	$1,588,001	$2,847,201
Net realized loss on investments	(15,415,757)	(14,212,792)
Net realized loss on foreign currency transactions	(361,194)	(358,787)
Net change in unrealized appreciation on investments	35,615,643	10,360,133
Net change in unrealized appreciation (depreciation) on foreign currency transactions and translation	1,186,243	(22,025,439)
Net increase (decrease) in net assets resulting from operations	22,612,936	(23,389,684)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders	—	(1,306,192)
Decrease in net assets derived from distributions to shareholders	—	(1,306,192)

NET ASSETS:
Beginning of period	229,950,704	254,646,580
End of period	$252,563,640	$229,950,704
See notes to financial statements

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1.	Significant Accounting Policies
Japan Smaller Capitalization Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a closed-end management investment company. The Fund operates as diversified as defined under the Investment Company Act. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in smaller capitalization Japanese equity securities.
The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars. The Fund is an investment company that follows the accounting and reporting guidance in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.
(a) Valuation of Securities — Investments traded in the over-the-counter market are fair valued at the last reported sales price as of the close of business on the day the securities are being valued or, if none is available, at the most recent quoted bid price or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are fair valued at the last sales price on the principal market on which securities are traded or, lacking any sales, at the last available bid price. Securities and other assets, including futures contracts and related options, that cannot be fair valued using one of the previously mentioned methods are stated at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.
(b) Foreign Currency Transactions — Transactions denominated in Japanese yen (“Yen”) are recorded in the Fund’s records at the prevailing exchange rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.
The net assets of the Fund are presented at the exchange rates and fair values on August 31, 2023. The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at August 31, 2023. Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and maturities of short-term securities. Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
(c) Security Transactions, Investment Income and Distributions to Shareholders — Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the first in, first out basis.
Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary”), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.
Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions. It is the Fund’s policy that, at origination, all loans shall be secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. It is the Fund’s policy that collateral equivalent to at least 100% of the fair value of securities on loan must be maintained at all times (when applicable). Collateral is provided in the form of cash, which would be invested in certain money market funds. The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction. Although each security loan is fully collateralized, there are certain risks. On November 21, 2008, the Fund suspended its participation in the securities lending program. The Fund may resume its participation in the future. During the fiscal year ended February 28, 2023 and the semi-annual period ended August 31, 2023, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.
(d) Income Taxes — A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.
Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15.315% and such withholding taxes are reflected as a reduction of the related revenue. The withholding tax rate of 15.315% was reduced to 10% upon the submission of Form 17 — Limitation on Benefits Article. There is no withholding tax on realized gains.
In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations. During the current year and for the prior three tax years, the Fund did not incur any interest or penalties.
(e) Use of Estimates in Financial Statement Preparation — The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
(f) Concentration of Risk — A significant portion of the Fund’s net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the U.S. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.
(g) Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote and as such no additional accruals were recorded on the Statement of Assets and Liabilities.
2.	Management Agreement and Transactions With Affiliated Persons
Nomura Asset Management U.S.A. Inc. (“NAM-U.S.A.” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement. Under the management agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (“NAM” or the “Investment Adviser”), as Investment Adviser to the Fund.
As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 0.90% of the value of the Fund's average weekly net assets not in excess of $250 million and 0.80% of the Fund's average weekly net assets in excess of $250 million. Under the management agreement, the Fund incurred fees to the Manager of $1,091,351 for the six months ended August 31, 2023. Under the investment advisory agreement, the Investment Adviser earned investment advisory fees of $506,108 from the Manager, not the Fund, for the six months ended August 31, 2023. At August 31, 2023, the management fee payable to the Manager by the Fund was $188,125.
Certain officers and/or directors of the Fund are officers and/or directors of the Manager. Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended August 31, 2023. The Fund pays each Director not affiliated with the Manager an annual fee of $30,000. In addition, the Fund pays each Director not affiliated with the Manager $3,000 per in-person or virtually held meeting attended, $2,000 per telephone meeting attended, and Director expenses related to attendance at meetings. The Chairman of the Board, presently Rodney A. Buck, is paid an additional annual fee of $8,000. The Chairman of the Audit Committee, presently David B. Chemidlin, is paid an additional annual fee of $4,000. Such fees and expenses for unaffiliated Directors aggregated $107,283 for the six months ended August 31, 2023.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
3.	Purchases and Sales of Investments
Purchases and sales of investments, exclusive of foreign currency and investments in short-term securities, for the six months ended August 31, 2023 were $76,049,808 and $75,471,527, respectively.
4.	Federal Income Tax
As of February 28, 2023, net unrealized depreciation on investments, exclusive of foreign currency, for federal income tax purposes was $41,431,758, of which $13,309,030 related to appreciated securities and $54,740,788 related to depreciated securities. The cost of investments, exclusive of foreign currency of $1,286,513, at February 28, 2023 for federal income tax purposes was $269,726,090.
At February 28, 2023, the components of accumulated earnings on a tax basis consisted of unrealized depreciation on investments and foreign currency transactions of $41,439,704, undistributed ordinary income of $1,426,011, and a capital loss carryforward of $18,924,032. The differences between book basis and tax basis for unrealized appreciation on investments and foreign currency transactions are attributable to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies.
At February 28, 2023, for federal tax purposes, the Fund has a long-term capital loss carryforward of $18,924,032 available to offset future capital gains.
The Fund paid an ordinary income distribution of $1,306,192, which represents $0.0461 per share, to shareholders of record as of December 20, 2022. The distribution was paid on December 28, 2022.
The Fund paid an ordinary income distribution of $14,033,778, which represents $0.4953 per share and a long-term capital gains distribution of $3,139,395 which represents $0.1108 per share, to shareholders of record as of December 17, 2021. The distribution was paid on December 28, 2021.

JAPAN SMALLER CAPITALIZATION FUND, INC.
NOTES TO FINANCIAL STATEMENTS— (Continued) (Unaudited)
5.	Fair Value Measurements
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a frame work for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.
•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At August 31, 2023, all of the Fund’s investments were determined to be Level 1 securities.
During the six months ended August 31, 2023, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.
6.	Subsequent Events
The Fund has evaluated subsequent events through October 24, 2023, the date as of which the financial statements were available to be issued, and has determined that there were no subsequent events that require recognition or disclosure in the financial statements.

JAPAN SMALLER CAPITALIZATION FUND, INC.
FINANCIAL HIGHLIGHTS
For a share of common stock outstanding throughout each period:
	For the Six Months Ended August 31, 2023 (Unaudited)	For the Year Ended
		February 28			February 29	February 28
		2023	2022	2021	2020	2019
Net asset value, beginning of period:	$8.12	$8.99	$10.23	$8.85	$10.17	$14.01
Investment Operations:
Net investment income (1)	0.06	0.10	0.11	0.10	0.11	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	0.73	(0.92)	(0.74)	1.63	(0.69)	(2.22)
Total from investment operations	0.79	(0.82)	(0.63)	1.73	(0.58)	(2.13)
Less Distributions:
Distributions from ordinary income	—	(0.05)	(0.21)	(0.13)	(0.27)	(0.09)
Distributions from capital gains	—	—	(0.40)	(0.22)	(0.47)	(1.62)
Total from distributions	—	(0.50)	(0.61)	(0.35)	(0.74)	(1.71)
Net asset value, end of period	$8.91	$8.12	$8.99	$10.23	$8.85	$10.17
Market value, end of period	$7.39	$6.77	$7.63	$8.99	$8.03	$8.92
Total investment return (2)	9.2%	(10.6%)	(8.6%)	16.3%	(2.6%)	(13.8%)
Ratio/Supplemental Data:
Net assets, end of period (000)	$252,564	$229,951	$254,647	$289,762	$250,887	$288,109
Ratio of expenses to average net assets	1.31% (3)	1.47%	1.20%	1.23%	1.21%	1.13%
Ratio of net income to average net assets	1.31% (3)	1.29%	1.07%	0.99%	1.09%	0.67%
Portfolio turnover rate	32%	46%	27%	38%	30%	24%
(1)	Based on average shares outstanding.
(2)
Based on market value per share, adjusted for reinvestment of income dividends, ordinary income distributions, long-term capital gain distributions, and capital share transactions. Total return does not reflect sales commissions.

(3)	Annualized.
See notes to financial statements

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Marcia L. MacHarg
Yuichi Nomoto
Paige P. Ouimet
OFFICERS
Yuichi Nomoto, President
Shinichi Masuda, Vice President
Michael Morrongiello, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Robles, Treasurer
Melanie D. Malc, Assistant Treasurer from 2021 to June 2023
Yi She, Assistant Treasurer from August 2023
MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, New York 10019-7316
INTERNET ADDRESS
http://www.nomura-asset.com/investment-solutions/funds/closed-end-funds/jof
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
2-2-1, Toyosu, Koto-ku,
Tokyo 135-0061, Japan
DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
One Manhattan West
New York, New York 10001
JAPAN SMALLER CAPITALIZATION FUND, INC.
WORLDWIDE PLAZA
309 WEST 49TH STREET
NEW YORK, NEW YORK 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Japan Smaller Capitalization Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the Report.

(b)	Not applicable.
Item 2.	Code of Ethics.
Not required for this filing.
Item 3.	Audit Committee Financial Expert.
Not required for this filing.
Item 4.	Principal Accountant Fees and Services.
Not required for this filing.
Item 5.	Audit Committee of Listed Registrants
Not required for this filing.
Item 6.	Investments.
(a)	The Registrant’s investments in securities of unaffiliated issuers as of August 31, 2023 are included in the Report to Shareholders filed under Item 1(a) of this Form.
(b)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not required for this filing.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)	Not required for this filing.
(a)(2)	Not required for this filing.
(a)(3)	Not required for this filing.
(a)(4)	Not required for this filing.
(b)	There have been no change to any of the Registrant’s Portfolio Managers since last reported in the Registrant’s annual report as of February 28, 2023 on Form N-CSR.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
During the period covered by this report, no purchases were made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the Registrant’s equity securities that is registered by the Registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).
Item 10.	Submission of Matters to a Vote of Security Holders.
There were no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors made or implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.
Item 11.	Controls and Procedures.
(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	Not applicable.
(b)	Not applicable.
Item 13.	Exhibits.
(a) (1)	Not required in this filing.
(a) (2)	Certifications required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). See EX-99.CERT attached hereto.
(a) (3)	Not applicable.
(a) (4)	Not applicable.
(b)
Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). See EX-99.906 CERT attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Japan Smaller Capitalization Fund, Inc.
By:	/s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer
Date: October 24, 2023
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.
By:	/s/ Yuichi Nomoto
Yuichi Nomoto
Principal Executive Officer
Date: October 24, 2023
By:	/s/ Amy J. Robles
Amy J. Robles
Principal Financial Officer
Date: October 24, 2023